Kensington Dynamic Allocation Fund
Schedule of Investments
September 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 90.8%	Shares	Value
AB Ultra Short Income ETF	497,486	$25,210,103
BNY Mellon Ultra Short Income ETF	138,713	6,927,327
Capital Group Ultra Short Income ETF	111,925	2,831,143
Goldman Sachs Ultra Short Bond ETF (a)	647,061	32,805,993
Invesco QQQ Trust Series 1 (a)	347,330	208,526,512
iShares Floating Rate Bond ETF (a)	1,089,966	55,680,913
iShares Russell 1000 Growth ETF (a)	224,830	105,312,620
Janus Henderson Short Duration Income ETF	1,035,956	51,062,271
JPMorgan Ultra-Short Income ETF	1,087,855	55,186,884
Nuveen Ultra Short Income ETF	100,700	2,551,738
PGIM Ultra Short Bond ETF	1,162,387	57,921,744
VanEck IG Floating Rate ETF	2,147,092	54,901,143
Vanguard Growth ETF (a)	220,810	105,902,684
Vanguard Mega Cap Growth ETF (a)	261,800	105,353,556
Vanguard S&P 500 ETF	242,610	148,569,512
Vanguard Ultra Short Bond ETF (a)	189,035	9,450,805
TOTAL EXCHANGE TRADED FUNDS (Cost $887,660,971)		1,028,194,948

SHORT-TERM INVESTMENTS - 10.0%		Value
Investments Purchased with Proceeds from Securities Lending – 10.0%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.27% (b)	113,649,350	113,649,350
TOTAL SHORT-TERM INVESTMENTS (Cost $113,649,350)		113,649,350

TOTAL INVESTMENTS - 100.8% (Cost $1,001,310,321)		1,141,844,298
Money Market Deposit Account - 4.3% (c)		48,421,685
Liabilities in Excess of Other Assets - (5.1)%		(57,336,281)
TOTAL NET ASSETS - 100.0%		$1,132,929,702

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of September 30, 2025. The fair value of these securities was $110,722,934.
(b)	The rate shown represents the 7-day annualized yield as of September 30, 2025.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2025 was 3.95%.

Kensington Dynamic Allocation Fund
Schedule of Futures Contracts
September 30, 2025 (Unaudited)

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Nasdaq 100 Index	387	12/19/2025	$192,739,545	$3,355,189
S&P 500 Index	701	12/19/2025	236,193,188	2,748,518
Net Unrealized Appreciation (Depreciation)				$6,103,707

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Kensington Dynamic Allocation Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$1,028,194,948	$–	$–	$1,028,194,948
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	113,649,350
Total Investments	$1,028,194,948	$–	$–	$1,141,844,298

Other Financial Instruments:
Futures Contracts*	$6,103,707	$–	$–	$6,103,707
Total Other Financial Instruments	$6,103,707	$–	$–	$6,103,707

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of September 30, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $113,649,350 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.